UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	September 27, 2010

MERGE HEALTHCARE INCORPORATED
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	0-29486	39-1600938
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

900 Walnut Ridge Drive, Hartland, Wisconsin		53029-8347
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	262-367-0700

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Top of the Form

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On September 27, 2010, Merge Healthcare Incorporated (the "Registrant") filed a Certificate of Amendment to its Amended Certificate of Incorporation with the Secretary of State of the State of Delaware. The Certificate of Amendment reflects the increase in the Registrant’s authorized Common Stock to 150,000,000 as approved by its stockholders on September 21, 2010, and the removal of the Preferred Series 3 Special Voting Stock. A copy of the Certificate of Amendment to the Registrant’s Certificate of Incorporation is attached as Exhibit 3.1 hereto and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

Exhibit 3.1 Amendment to the Amended Certificate of Incorporation dated as of September 27, 2010.

Top of the Form

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MERGE HEALTHCARE INCORPORATED

September 30, 2010	By:	Ann G. Mayberry-French

Name: Ann G. Mayberry-French
Title: General Counsel

Top of the Form

Exhibit Index

Exhibit No.	Description

3.1	Amendment to the Amended Certificate of Incorporation dated as of September 27, 2010